UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2006

Neuro-Hitech, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51887	20-4121393
(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, Suite 1503, New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 594-1215
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 29, 2006, Neuro-Hitech, Inc., a Delaware corporation (“NHI”), entered into a consultant agreement (the “Consultant Agreement”) with D.F. Weaver Medical, Inc., Donald F. Weaver, Principal Consultant (“Consultant”).

Under the terms of the Consultant Agreement, Dr. Weaver will serve as a member of NHI’s Scientific Advisory Board and consult with NHI on matters pertaining to the research and development of products owned or licensed by NHI. Dr. Weaver will also serve as the coordinator and administrator of any formal licensing, sponsored research or other agreements as executed by NHI with Queens University, PARTEQ Innovations and Dalhousie University.

In consideration for the Consultant’s services, Consultant will be paid $1,000 per day, pro rata as appropriate for services actually performed. Under the terms of the Consultant Agreement, Consultant has been granted an option to purchase 500,000 shares of NHI’s common stock, which option will vest as to 18,750 shares on February 29, 2007 and an additional 18,750 each quarter thereafter. The option has an exercise price of $5.60 per share and has a term of fifteen years.

A copy of the Consulting Agreement is attached as an exhibit under Item 9.01(d) of this report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 29, 2006, NHI completed its previously announced acquisition by merger of Q-RNA, Inc., a Delaware corporation (“Q-RNA”) (the “Merger”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) with QA Acquisition Corp., a Delaware corporation, QA Merger LLC, a Delaware limited liability company, Q-RNA and Dr. David Dantzker, as the “Representative” of the Q-RNA security holders (“Q-RNA Securityholders”).

The Merger consideration paid to Q-RNA pursuant to the Merger Agreement consisted of an aggregate of: (i) 1,800,000 shares of NHI common stock, (ii) warrants to purchase 600,356 shares of NHI common stock at an exercise price of $13 per share, and (iii) warrants to purchase 600,356 shares of NHI common stock at an exercise price of $18 per share. The number of $13 warrants and $18 warrants issued as Merger consideration were each reduced by 99,644 shares of NHI common stock, which reflects in aggregate, the number of Q-RNA options outstanding and assumed as of the closing of the Merger.

On November 29, 2006, concurrently with the Merger, NHI issued to certain principal Q-RNA Securityholders and other investors in a private offering, 612,200 shares of its common stock and warrants to purchase 306,100 shares of its common stock for $3.1 million in cash (the “Offering”) as previously announced. The exercise price of the warrants is $7.00 per share. The proceeds from the sale of these securities is part of an authorized private offering of up to $9.3 million of NHI common stock and warrants.

A copy of the Merger Agreement, the Securities Purchase Agreement, a registration rights agreement entered into in each transaction and the form of the warrants issued pursuant to each transaction, are attached as exhibits under Item 9.01(d) of this report.

Item 3.02. Unregistered Sales of Equity Securities.

The securities issued in connection with the Merger and issued in the Offering were issued in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, or Regulation D thereunder.

Item 2.01 of this Form 8-K, which contains a description of the Merger Agreement and the Offering, is incorporated into this Item 3.02 by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

L. William McIntosh, Director and Chief Operating Officer (age 61)

On November 29, 2006, L. William McIntosh became NHI’s Chief Operating Officer and a member of the NHI board of directors.

Prior to joining NHI, Mr. McIntosh spent 30 years within the pharmaceutical and biotechnology industries in a variety capacities including marketing, sales, business development, product development and general management. Immediately prior to joining NHI, he served as a director and Chief Executive Officer of Q-RNA between August 2004 and the closing of the Merger. Prior to that, Mr. McIntosh served as Principal and Managing Director of Novatures Consulting Group between June 2003 and July 2004. Between August 2001 and May 2003, Mr. McIntosh served as President and CBO of FASgen, Inc. Mr. McIntosh has also served in senior positions at Merck & Co., Inc., Medco Containment Services, Boehringer Mannheim Pharmaceuticals Corporation, Zynaxis, Inc., Smith Kline Beecham Pharmaceuticals and VIMRx Pharmaceuticals, Inc. Mr. McIntosh received both his B.S. and M.B.A. from Lehigh University in Pennsylvania.

Mr. McIntosh’s annualized base salary will be $240,000 per year. Under the terms of his employment agreement, Mr. McIntosh shall devote, on average, four days a week to the business affairs of NHI and compensated accordingly. In addition, Mr. McIntosh has received options to purchase 300,000 shares of the NHI’s common stock, which option becomes exercisable as to 18,750 shares on the three month anniversary of November 29, 2006, the date of grant, and an additional 18,750 each three month anniversary thereafter until the option is fully vested. The option has an exercise price of $5.60 per share.

David Dantzker, M.D., Director (age 62)

On November 29, 2006, Dr. David Dantzker joined the NHI board of directors.

Dr. Dantzker is a general partner with Wheatley MedTech Partners L.P. and has served in that capacity since January 2001. Dr. Dantzker has served on the faculty and in leadership positions of four major research-oriented medical schools and has authored or co-authored 130 research papers and five textbooks. He has been president of North Shore-LIJ Health System, one of the largest academic health systems in the U.S. with annual revenue of over $3 billion, and co-founded the North Shore-LIJ Research Institute to direct and coordinate basic science research for the North Shore-LIJ Health System. Dr. Dantzker is currently chairman of the board of directors of Versamed, Inc. and a director of Valera Pharmaceuticals, Inc., a Nasdaq listed company, CNS, Visionsense, Ltd., and Advanced Biohealing Inc. Dr. Dantzker holds a B.A. in biology from New York University and received his M.D. from the State University of New York at Buffalo School of Medicine.

Amendment to 2006 Incentive Stock Plan

The number of shares available for issuance under the 2006 Incentive Stock Plan has been increased from 400,000 to 1,350,000.

A copy of the amendment to the 2006 Incentive Stock Plan is attached as an exhibit under Item 9.01(d) of this report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of business acquired.

The financial statements of Q-RNA, Inc. required by this item are attached as Exhibit 99.2 and incorporated herein by this reference.

(b) Pro Forma Financial Information.

NHI intends to file by amendment the required pro forma financial information no later than 71 days after the date that this report on Form 8-K must be filed.

(d) Exhibits.

2.1
Agreement and Plan of Merger, dated as of November 16, 2006, by and among Neuro-Hitech, Inc., QA Acquisition Corp., QA Merger LLC, Q-RNA, Inc., and Dr. David Dantzker, as the Representative of the Q-RNA, Inc. security holders.

2.2	Securities Purchase Agreement, dated as of November 16, 2006, by and among Neuro-Hitech, Inc. and the investors identified therein.

4.1	Registration Rights Agreement, dated as of November 29, 2006, by and among Neuro-Hitech, Inc. and David Dantzker as the Representative of the Q-RNA, Inc. security holders.

4.2.
Registration Rights Agreement, dated as of November 29, 2006, by and among Neuro-Hitech, Inc. and individuals and entities that are parties to the Securities Purchase Agreement dated as of November 16, 2006.

4.3	Form of $13 Warrant issued pursuant to the Merger.

4.4	Form of $18 Warrant issued pursuant to the Merger.

4.5	Form of Warrant issued in connection with the Private Offering.

4.6	Amendment No. 1 to 2006 Incentive Stock Plan

4.7	Amendment No. 2 to 2006 Incentive Stock Plan

10.1	Consultant Agreement, dated as of November 29, 2006, by and between Neuro-Hitech, Inc., and D.F. Weaver Medical, Inc., Donald F. Weaver, Principal Consultant.

99.1	Press release dated November 30, 2006 issued by Neuro-Hitech, Inc.

99.2	Audited Financial Statements of Q-RNA, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURO-HITECH, INC.

Date: December 5, 2006	By:	/s/ David Barrett
David Barrett
Chief Financial Officer